                                                          EXHIBIT 23

                  CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Solutia's Registration Statements on Form S-8 (Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911,
333-51081, 333-74463, 333-74465, 333-32112 and 333-39972) and
Solutia's Registration Statement on Form S-3 (No. 333-46070) of our opinion dated February 28, 2001, appearing in this annual report on Form 10-K of Solutia Inc. for the year ended December 31, 2000.

/s/  DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Saint Louis, Missouri
March 8, 2001

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

                                                                                                  SCHEDULE II

                                                 SOLUTIA INC.

                                      VALUATION AND QUALIFYING ACCOUNTS
                             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                            (DOLLARS IN MILLIONS)

                 COLUMN A                       COLUMN B            COLUMN C            COLUMN D      COLUMN E
                 --------                       --------            --------            --------      --------

                                                                   Additions
                                                             ----------------------
                                                                (1)          (2)
                                               Balance at    Charged to    Charged                   Balance at
                                               beginning     costs and     to other                     end
                Description                     of year       expenses     accounts    Deductions    of period
                -----------                    ----------    ----------    --------    ----------    ----------
YEAR ENDED DECEMBER 31, 2000
    Valuation accounts for doubtful
      receivables..........................       $ 12           $11         $--           $11           $12
    Restructuring reserves.................         20            61          11            27            65

YEAR ENDED DECEMBER 31, 1999
    Valuation accounts for doubtful
      receivables..........................       $  8           $--         $ 7           $ 3           $12
    Restructuring reserves.................         55            28          --            63            20

YEAR ENDED DECEMBER 31, 1998
    Valuation accounts for doubtful
      receivables..........................       $  7           $ 2         $--           $ 1           $ 8
    Restructuring reserves.................        104            --          --            49            55

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